EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 10, 2000 relating to the consolidated financial statements, which report appears in Old National Bancorp's Current Report on Form 8-K filed April 19, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



                                               /s/ PRICEWATERHOUSECOOPERS LLP
                                                   PricewaterhouseCoopers LLP

    Chicago, Illinois
    October 3, 2000